UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2016
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 4.02 of this Form 8-K is hereby incorporated in this Item 2.02 by reference.

On August 8, 2016, Diamond Resorts International, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, the Company’s independent registered public accounting firm, BDO USA, LLP, in connection with its most recent quarterly review of the Company’s financial statements, expressed the view that the Company may not have correctly applied the relative sales value inventory valuation model in the preparation of its consolidated financial statements for 2014 and subsequent periods.

The Company uses the relative sales value method to account for Vacation Interests cost of sales in accordance with the provisions of Accounting Standards Codification (“ASC”) “Real Estate - Timesharing Activities” (“ASC 978”), for which the Company relies on complex financial models that began with the Company’s implementation of ASC 978 in 2005 and continue prospectively through the theoretical sell-out of the respective inventory. These models incorporate a variety of estimates, including the total revenues to be earned over the life of a “phase” (as defined in ASC 978) based upon an estimated retail sales price per point.

Since the Company’s implementation of ASC 978 through the quarter ended June 30, 2014, the Company treated most of its resort trusts (each a “Diamond Collection”) as separate phases for which the Company maintained separate relative sales value models, as the Diamond Collections were considered distinct pools of inventory. During the quarter ended September 30, 2014, the Company began the practice of transferring (including through bulk transfer agreements) significant amounts of Company-owned inventory and inventory that had been held by certain Diamond Collections in the U.S. (“U.S. Collections”) to those of the Company’s U.S. Collections that were in active sales. As a result of this change, the U.S. Collections became more homogeneous in nature (i.e., inventory within a single resort could now be included in multiple U.S. Collections). This represented a change in the Company’s internal vacation ownership interests (“Vacation Interests”) inventory management strategy intended to maintain adequate inventory levels to satisfy future projected sales levels.

As a result, during the quarter ended September 30, 2014, the Company transitioned to one consolidated relative sales value model for all of the U.S. Collections, which was more reflective of the Company’s current business model as it relates to the Company’s internal Vacation Interests inventory management strategy. In doing so, the Company combined a higher concentration of inventory within the U.S. Collections that had a lower average future retail sales price per point with a smaller concentration of inventory that had a higher average future retail sales price per point. Accordingly, the total weighted average estimated revenue over the life of the U.S. Collections phase under one model exceeded that of the total individual models combined. In addition, the cost pools of each individual relative sales value model varied due to differences in the acquisition cost of Vacation Interests inventory in each U.S. Collection. The inception-to-date cost off rate was also impacted by these differences in cost when the relative sales value model was changed for the U.S. Collections. This resulted in a lower cumulative cost of sales percentage (higher estimated future revenue and lower overall cost off rate) as of September 30, 2014.

Originally, the Company had concluded that this decrease in Vacation Interests cost of sales should be recognized prospectively. However, in light of, and following, BDO USA, LLP’s expression of the view as to the Company’s possible misapplication of the relative sales value inventory valuation model as discussed above, the Company re-evaluated its accounting treatment of the U.S. Collections under the relative sales value method, and management has now determined, after careful consideration of the applicable accounting guidance, that the change related to the Company’s internal Vacation Interests inventory management strategy should have been accounted for as a change in accounting estimate under ASC 978. Specifically, the Company should have recorded Unsold Vacation Interests, net in the quarterly period ended September 30, 2014 as if the lower Vacation Interests cost of sales percentage was applied at the beginning of the phase. The resulting $33.2 million adjustment in the year ended December 31, 2014 should have been recorded as an increase to Unsold Vacation Interests, net along with a corresponding reduction in the Vacation Interests cost of sales for that period, rather than applying it as a reduction to the future cost of sales percentage. This change also resulted in an increase of $9.0 million to Vacation Interests cost of sales and a corresponding decrease in Unsold Vacation Interests, net for the year ended December 31, 2015, and an increase of $2.0 million to Vacation Interests cost of sales and a corresponding decrease in Unsold Vacation Interests, net for the quarter ended March 31, 2016. Management advised the Audit Committee of the Board of Directors of the Company of such determinations.

Based upon the advice of management, at a meeting held on August 7, 2016, the Audit Committee concluded that (i) investors should no longer rely upon the Company’s previously filed consolidated financial statements and other financial information for each of the Company’s years ended December 31, 2015 and 2014 and each of the quarters within the period beginning with the quarter ended September 30, 2014 through the quarter ended March 31, 2016, and should no longer rely upon the audit reports of BDO USA, LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014, including its reports on the effectiveness of the Company’s internal control over financial reporting, and (b) the Company should restate certain of those historical consolidated financial statements and other financial information to reflect its correction in the application of the relative sales value model in accounting for Vacation Interests cost of sales as discussed above (the “Restatement”). The Company has effected the Restatement by filing an amended Form 10-K for the fiscal year ended December 31, 2015 and amended Form 10-Qs for the quarters ended September 30, 2015 and March 31, 2016.

After reviewing the circumstances leading up to the Restatement, neither management nor the Audit Committee believes that the Restatement is due to any systemic misapplication of, or intentional noncompliance with, generally accepted accounting principles or other systemic failure of accounting controls. The Audit Committee discussed with BDO USA, LLP the matters disclosed in this filing.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements in this Current Report are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. These statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or other similar statements, but these words are not the exclusive means for identifying such statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation, risks related to the Restatement (including, without limitation, potential inquiries from the SEC and/or the New York Stock Exchange, the potential adverse effect on the price of the Company’s common stock and possible claims by our stockholders or otherwise).

For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 8, 2016, announcing financial results for the quarter ended June 30, 2016 (furnished herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
August 8, 2016	By: /s/ Jared T. Finkelstein
Name: Jared T. Finkelstein
Title: Senior Vice President-General Counsel and Secretary